Income Taxes	12 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 7 – INCOME TAXES

The Company follows ASC 740-10-10, under which an entity recognizes deferred tax assets and liabilities for future tax consequences or for events that were previously recognized in the Company’s financial statements or tax returns. The measurement of deferred tax assets and liabilities is based on enacted tax law provisions. The effects of future changes in tax laws or rates are not anticipated. Through June 30, 2010, the Company operated exclusively in Australia. The Company was wholly subject to Australian income tax laws and regulations, which are administered by the Australian Taxation Office for the years ended June 30, 2010 and all prior years.

On November 23, 2010, the Company was incorporated in the state of Delaware. In January 2011, the Company acquired all of the outstanding shares of Propanc PTY LTD on a one-for-one basis with Propanc PTY LTD becoming a wholly owned subsidiary of the Company. As a result of these transactions, the Company is subject to the income tax laws of both the United States and Australia for the years ended June 30, 2013 through June 30, 2019.

The reconciliation of income tax expense computed at the U.S. federal statutory rate to the income tax provision for the years ended June 30, 2019 and 2018 is as follows:

	Year Ended
US	June 30, 2019	June 30, 2018
Income before Income taxes	$(5,758,369)	$(7,039,155)

Taxes under statutory US tax rates	$(1,209,258)	$(1,478,222)
Increase (decrease) in valuation allowance	1,394,444	1,418,349
Change in Federal tax rates	-	(99,013)
Foreign tax rate differential	(186,286)	(5,043)
Other	1,100	(114,391)
Income tax (expense) benefit	$-	$(278,320)

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”), was signed into law by President Trump. The Act includes a number of provisions, including the lowering of the U.S. corporate tax rate from 34 percent to 21 percent, effective January 1, 2018 and the establishment of a territorial-style system for taxing foreign-source income of domestic multinational corporations. In December 2017, the SEC issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Act (“SAB118”), which allows us to record provisional amounts during a measurement period not to extend beyond one year of the enactment. The Company remeasured its deferred tax assets and liabilities as of June 30, 2018 applying the reduced corporate income tax rate and recorded a decrease to the deferred tax assets of $416,339, with a corresponding adjustment to the valuation allowance.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities consist of the following:

	Year Ended
	June 30, 2019	June 30, 2018
Deferred tax assets
Warrant Derivative Liability	$7,403	$7,403
Provision for Annual Leave	96,759	44,969
Superannuation	9,473	4,041
Prepaid Investor Services	414,396	353,553
Capital Raising Costs	-	23,559
Legal Costs	91,961	23,885
Intellectual Property	41,686	11,760
Patent Costs	171,195	171,195
Formation Expense	7,208	7,208
Net Operating Loss CF	6,573,215	5,668,743
Foreign Exchange Loss (OCI)	(39,379)	(39,379)
Revalue of derivative liability	519,151	-
Stock Based Compensation	51,481	-
Total Deferred tax assets	$7,944,549	$6,276,937

Deferred tax liabilities
R&D	$(139,833)	$-
Capital Raising Costs	(133,335)	-
Total deferred tax liabilities	$(273,168)	$-

Net deferred tax assets (liabilities)	$7,671,381	$6,276,937
Valuation allowance	(7,671,381)	(6,276,937)
Net deferred tax assets (liabilities)	$-	$-

At June 30, 2019, the Company had U.S. net operating loss carry forwards of $2,942,144 that may be offset against future taxable income, subject to limitation under IRC Section 382. Of the $2.9 million, of Federal net operating loss carryforwards, $2.7 million begin to expire in 2030. The remaining balance of $0.2 million is limited in annual usage of 80% of current years taxable income, but do not have an expiration. At June 30, 2019, the Company had Australia net operating loss carry forwards of approximately $21,655,871 million which can be carried forward without expiration. No tax benefit has been reported in the June 30, 2019 and 2018 consolidated financial statements due to the uncertainty surrounding the realizability of the benefit, based on a more likely than not criteria and in consideration of available positive and negative evidence.

The Company applied the “more-likely-than-not” recognition threshold to all tax positions taken or expected to be taken in a tax return, which resulted in no unrecognized tax benefits as of June 30, 2019 and 2018, respectively.

Management has determined that the realization of the net deferred tax asset is not assured and has created a valuation allowance for the entire amount of such benefits.

The Company follows ASC 740-10, which provides guidance for the recognition and measurement of certain tax positions in an enterprise’s financial statements. Recognition involves a determination whether it is more likely than not that a tax position will be sustained upon examination with the presumption that the tax position will be examined by the appropriate taxing authority having full knowledge of all relevant information.

The Company’s policy is to record interest and penalties associated with unrecognized tax benefits as additional income taxes in the statement of operations. As of June 30, 2019, the Company had no unrecognized tax benefits. There were no changes in the Company’s unrecognized tax benefits during the years ended June 30, 2019 and 2018. The Company did not recognize any interest or penalties during fiscal 2019 or 2018 related to unrecognized tax benefits.

The income tax returns filed for the tax years from inception will be subject to examination by the relevant taxing authorities.